UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
  ______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 6, 2016
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Renewable Energy Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-35397	26-4785427
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
416 South Bell Avenue
Ames, Iowa 50010
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (515) 239-8000
 ______________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.	Termination of a Material Definitive Agreement.
In 2008, the Company’s subsidiary, REG Geismar, LLC, or REG Geismar, received a $100.0 million loan pursuant to a loan agreement dated as of October 1, 2008, or the Loan Agreement, between REG Geismar and the Louisiana Public Facilities Authority, or the LPFA. The loan amount consisted of the proceeds from the LPFA’s issuance of $100.0 million principal aggregate amount Gulf Opportunity Zone tax-exempt bonds, or GOZone Bonds, due in October 2033. The GOZone Bonds were subject to optional redemption at REG Geismar’s election, at par plus accrued interest. REG Geismar’s payment obligations on the GOZone Bonds were supported by a letter of credit, or the Letter of Credit, issued by Bank of America, N.A. REG Geismar was also a party to a separate agreement, or the Reimbursement Agreement, to reimburse Bank of America, N.A. for any draws on the Letter of Credit. REG Geismar’s repayment obligations under the Reimbursement Agreement were secured by a $101.3 million certificate of deposit, or the Certificate of Deposit, established by REG Capital, LLC, or REG Capital, another wholly‑owned subsidiary of the Company, which was pledged by REG Capital to Bank of America, N.A. pursuant to a Security Agreement dated as of July 8, 2014.
On July 29, 2016, REG Geismar exercised its option to cause the LPFA to redeem all of the outstanding GOZone Bonds. On September 6, 2016, the LPFA redeemed all of the outstanding GOZone Bonds. To allow the LPFA to redeem the outstanding principal amount of the GOZone Bonds plus accrued interest to the date of the redemption, REG Geismar prepaid all amounts necessary under the Loan Agreement. This prepayment under the Loan Agreement was funded through a draw down on the Letter of Credit. The Company satisfied its obligation to reimburse Bank of America, N.A. under the Letter of Credit, through the application of the funds generated by the release of the Certificate of Deposit.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description

10.1
Reimbursement Agreement, dated as of July 8, 2014, between REG Geismar, LLC and Bank of America, N.A. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed July 14, 2014)

10.2
Security Agreement (Deposit Account/Certificate of Deposit), dated as of July 8, 2014, by REG Capital, LLC in favor of Bank of America, N.A. (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed July 14, 2014)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: September 7, 2016

RENEWABLE ENERGY GROUP, INC.

By:	/s/ Chad Stone
Chad Stone
Chief Financial Officer